Prospectus Supplement	February 1, 2016

Putnam Absolute Return 100 Fund
Putnam Absolute Return 300 Fund
Prospectus dated February 28, 2015

The sub-section Your fund’s management in the section Fund summaries and the sub-section The funds’ investment manager in the section Who oversees and manages the funds? are supplemented to reflect that the funds’ portfolio managers are now D. William Kohli, Michael Salm and Paul Scanlon.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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